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                                       File Nos. 333-59261, 811-05626
                                       Filed under Rule 497(e)
GOLDEN AMERICAN LIFE INSURANCE COMPANY


                    PROSPECTUS SUPPLEMENT

                     DATED APRIL 6, 1998


  SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 17, 1998 FOR
  DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
      ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
        (THE "GOLDENSELECT/r/ DVA PLUS PROSPECTUS")

                         __________


  This supplement should be retained with your GOLDENSELECT/r/
  DVA PLUS Prospectus.


     The following information supplements certain information contained in the Deferred Combination Variable and Fixed
  Annuity Prospectus, dated February 17, 1998 (the "Prospectus") for GoldenSelect DVA Plus contracts issued for delivery in Washington, D.C. and all states except Kansas, Maryland, North Carolina, New Hampshire, New York, Nevada, Oregon, and Washington. All capitalized terms have the meaning set forth in the Prospectus.


     The following supplements the second paragraph on the cover page, the definition of "Guarantee Period," appearing on page 4, the section titled "Summary of the Contract, The Fixed Account," appearing on page 5, and the section titled "The Fixed Account, Selecting a Guarantee Period," appearing on page 17:

        Effective immediately, in addition to Guarantee Periods with durations of 1, 3, 5, 7 and 10 years, we currently offer a Guarantee Period of 6 months. The same rules, with a single exception as enumerated following, apply to the Guarantee Period of 6 months that apply to the Guarantee Period of 1 year.


  The following supplements the definition of "Dollar Cost
  Averaging," appearing on page 6, and the section titled "Facts
  About the Contract, Dollar Cost Averaging," appearing on pages
  22-23:

     In addition to the Limited Maturity Bond Division, the Liquid Asset Division and a Fixed Allocation with a one year Guarantee Period, you may elect the dollar cost averaging program and have a specified dollar amount transferred from those Divisions or from a Fixed Allocation with a six month Guarantee Period on a monthly basis.

     The maximum amount that may be transferred from a Fixed Allocation with a six month Guarantee Period is equal to your Accumulation Value in the Fixed Allocation when you elect the dollar cost averaging program, divided by six. The maximum amount that may be transferred from other Divisions remains the same.


GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock copmany domiciled in Wilmington, Delaware

G3306 DVA PLUS 6MOS  4/98
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